CERTIFIED     Rothstein, Kass & Company, P.C    Beverly Hills
                   Public        4 Becker Farm Road                Dallas
                   Accountants   Roseland, NJ 07068                Denver
                                 Tel 973.994.6666                  Grand Cayman
                                 Fax 973.994.0337                  New York
                                 www.rkco.com                      Roseland
                                                                   San Francisco
                                                                   Walnut Creek


ROTHSTEIN KASS

                                         September 18, 2006


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549


RE: Alloy Steel International, Inc. (Commission File Number. 000-32875)

We have read the statements that we understand Alloy Steel International, inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item  4.

                                         Very truly yours,


                                         /s/ Rothstein, Kass and Company, P.C

                                         Rothstein, Kass and Company, P.C